Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt
10.	Long-Term Debt

	December 31, 2011 $	December 31, 2010 $

U.S. Dollar-denominated Revolving Credit Facilities due through 2018	49,274	188,000
U.S. Dollar-denominated Term Loan due through 2018	120,796	—
U.S. Dollar-denominated Term Loan due through 2019	346,768	371,685
U.S. Dollar-denominated Term Loan due through 2021	321,337	332,248
U.S. Dollar-denominated Term Loan due through 2021	114,868	120,599
U.S. Dollar-denominated Unsecured Demand Loan	13,282	13,282
Euro-denominated Term Loans due through 2023	348,906	373,301

Total	1,315,231	1,399,115
Less current portion	84,722	76,408

Total	1,230,509	1,322,707

As at December 31, 2011, the Partnership had three long-term revolving credit facilities available, which, as at such date, provided for borrowings of up to $494.4 million, of which $445.1 million was undrawn. Interest payments are based on LIBOR plus margins. The amount available under the revolving credit facilities reduces by $32.9 million (2012), $33.7 million (2013), $34.5 million (2014), $84.1 million (2015), $27.3 million (2016) and $281.9 million (thereafter). All the revolving credit facilities may be used by the Partnership to fund general partnership purposes and to fund cash distributions. The Partnership is required to repay all borrowings used to fund cash distributions within 12 months of their being drawn, from a source other than further borrowings. The revolving credit facilities are collateralized by first-priority mortgages granted on seven of the Partnership’s vessels, together with other related security, and include a guarantee from the Partnership or its subsidiaries of all outstanding amounts.

At December 31, 2011, the Partnership had a U.S Dollar-denominated term loan outstanding in the amount of $120.8 million. Interest payments on this loan are based on LIBOR plus 2.75% and require quarterly payments and a bullet repayment of approximately $50.7 million due at maturity in 2018. This loan facility is collateralized by first-priority mortgages on the five vessels to which the loan relates to, together with certain other related security and is guaranteed by the Partnership.

The Partnership has a U.S. Dollar-denominated term loan outstanding, which, as at December 31, 2011, totaled $346.8 million, of which $178.6 million bears interest at a fixed-rate of 5.39% and requires quarterly payments. The remaining $168.2 million bears interest based on LIBOR plus 0.68% and will require bullet repayments of approximately $56.0 million per vessel due at maturity in 2018 and 2019. The term loan is collateralized by first-priority mortgages on three vessels to which the loan relates, together with certain other related security and certain guarantees from the Partnership.

The Partnership owns a 69% interest in the Teekay Tangguh Joint Venture. The Teekay Tangguh Joint Venture has a U.S. Dollar-denominated term loan outstanding, which, as at December 31, 2011, totaled $321.3 million. Interest payments on the loan are based on LIBOR plus margins ranging between 0.30% and 0.63%. Interest payments on one tranche under the loan facility are based on LIBOR plus 0.30%, while interest payments on the second tranche are based on LIBOR plus 0.63%. One tranche (total value of up to $324.5 million) reduces in quarterly payments while the other tranche (total value of up to $190.0 million) correspondingly is drawn up with a final $95.0 million bullet payment per vessel due in 12 years and three months from each vessel delivery date. This loan facility is collateralized by first-priority mortgages on the two vessels to which the loan relates, together with certain other security and is guaranteed by the Partnership.

At December 31, 2011, the Partnership had a U.S. Dollar-denominated term loan outstanding in the amount of $114.9 million. Interest payments on one tranche under the loan facility are based on LIBOR plus 0.30%, while interest payments on the second tranche are based on LIBOR plus 0.70%. One tranche reduces in semi-annual payments while the other tranche correspondingly is drawn up every six months with a final $20 million bullet payment per vessel due at maturity in 2021. This loan facility is collateralized by first-priority mortgages on the two vessels to which the loan relates, together with certain other related security and is guaranteed by Teekay Corporation.

The Partnership has a U.S. Dollar-denominated demand loan outstanding owing to Teekay Nakilat’s joint venture partner, which, as at December 31, 2011, totaled $13.3 million. Interest payments on this loan, which are based on a fixed interest rate of 4.84%, commenced in February 2008. The loan is repayable on demand no earlier than February 27, 2027.

The Partnership has two Euro-denominated term loans outstanding, which as at December 31, 2011 totaled 269.2 million Euros ($348.9 million). Interest payments are based on EURIBOR plus a margin, which margins ranged from 0.60% to 2.25% as of December 31, 2011. The term loans have varying maturities through 2023. The term loans are collateralized by first-priority mortgages on two vessels to which the loans relate, together with certain other related security and guarantees from one of the Partnership’s subsidiaries.

The weighted-average effective interest rate for the Partnership’s long-term debt outstanding at December 31, 2011 and 2010 was 2.3% and 1.7%, respectively. This rate does not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 13). At December 31, 2011, the margins on the Partnership’s outstanding long-term debt ranged from 0.3% to 2.75%.

All Euro-denominated term loans are revalued at the end of each period using the then-prevailing Euro/U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s Euro-denominated term loans, capital leases and restricted cash, the Partnership recognized a foreign exchange gain (loss) of $10.3 million, $27.5 million and ($10.8) million, of which these amounts are primarily unrealized, for the years ended December 31, 2011, 2010 and 2009, respectively.

The aggregate annual long-term debt principal repayments required for periods subsequent to December 31, 2011 are $84.7 million (2012), $86.2 million (2013), $87.8 million (2014), $138.8 million (2015) $91.4 million (2016) and $826.3 million (thereafter).

Certain loan agreements require a) that minimum levels of tangible net worth and aggregate liquidity be maintained, b) the Partnership to maintain certain ratios of vessel values as it relates to the relevant outstanding loan principal balance, c) the Partnership to provide for a maximum level of leverage, and d) one of the Partnership’s subsidiaries to maintain restricted cash deposits. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership is in default under its term loans or revolving credit facilities. One of the Partnership’s term loans is guaranteed by Teekay Corporation and contains covenants that require Teekay Corporation to maintain the greater of a minimum liquidity (cash and cash equivalents) of at least $50.0 million and 5.0% of Teekay Corporation’s total consolidated debt which has recourse to Teekay Corporation. As at December 31, 2011, the Partnership and its affiliates were in compliance with all covenants relating to the Partnership’s credit facilities and capital leases.